United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: May 30, 2024
(Date of Earliest Event Reported)
REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)
(858) 284-5000
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 Par Value	O PR	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 30, 2024, Realty Income Corporation (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") and, as of the close of business on March 21, 2024, the record date for the Annual Meeting, there were 861,149,780 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.
The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.
Proposal 1: Election of 11 directors to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified.
All 11 director nominees listed in the Company's proxy statement for the Annual Meeting (the "Proxy Statement") and set forth below were elected by the Company's stockholders to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified:

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Priscilla Almodovar	614,964,695	4,089,725	851,124	114,363,496
Jacqueline Brady	605,256,852	13,771,471	877,221	114,363,496
A. Larry Chapman	609,263,625	9,714,972	926,947	114,363,496
Reginald H. Gilyard	556,850,924	62,027,235	1,027,385	114,363,496
Mary Hogan Preusse	603,140,687	15,910,118	854,739	114,363,496
Priya Cherian Huskins	536,255,423	82,738,603	911,518	114,363,496
Jeff A. Jacobson	617,634,959	1,361,154	909,431	114,363,496
Gerardo I. Lopez	616,067,637	2,903,513	934,394	114,363,496
Michael D. McKee	586,361,149	32,580,492	963,903	114,363,496
Gregory T. McLaughlin	598,540,119	20,433,850	931,575	114,363,496
Sumit Roy	614,916,895	4,063,853	924,796	114,363,496
Proposal 2: Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 as follows:

Voted For	Voted Against	Abstentions	Broker Non-Votes
699,930,825	33,173,982	1,164,233	—
Proposal 3: A non-binding advisory proposal to approve the compensation of the Company’s named executive officers as described in the Proxy Statement.
The Company's stockholders approved on a non-binding advisory basis, the compensation of the Company's named executive officers as described in the Proxy Statement as follows:

Voted For	Voted Against	Abstentions	Broker Non-Votes
576,396,367	41,461,973	2,047,204	114,363,496

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2024	REALTY INCOME CORPORATION

	By:	/s/ BIANCA MARTINEZ
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary